SECOND AMENDMENT AGREEMENT


     THIS SECOND AMENDMENT AGREEMENT (this "Second Amendment") is entered into as of January 20, 2006 by and among Harvey Electronics, Inc., a New York corporation ("Borrower"), and Webster Business Credit Corporation ("Lender").

                                  Introduction

     Borrower and Lender are parties to a Loan and Security Agreement dated as of November 21, 2003 (as amended through the date hereof and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender has agreed to make revolving credit loans and to provide certain other financial accommodations to Borrower.

     Borrower has requested certain amendments to the Loan Agreement. Lender is willing to effect the amendments of the Loan Agreement requested by Borrower on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. Amendments to the Loan Agreement. Upon the date that this Second Amendment shall have been executed by each of the parties hereto and all conditions set forth in Section 3 of this Second Amendment have been satisfied, Borrower and Lender agree that the Loan Agreement shall be amended as follows:

     (a) Section 7.21 of the Loan  Agreement is hereby  amended by deleting such
Section  7.21 in its entirety and  inserting in lieu thereof the  following  new
Section 7.21:

     7.21 Financial Covenants.

     (a) Minimum EBITDA. Measured as of the last day of each fiscal month, allow
(A) EBITDA for such fiscal month to vary negatively by more than $187,500 from the EBITDA projected for such fiscal month in the Business Plan and (B) EBITDA for the rolling-three fiscal month period ended on the last day of each fiscal month to vary negatively by more than $375,000 from the EBITDA projected for such rolling-three fiscal month period in the Business Plan. In the case of the first two fiscal months covered by the Business Plan, the calculation in clause
(B) shall be made using the  applicable  months from the prior  year's  Business
Plan.

     (b) Capital Expenditures. Make capital expenditures (other than capital expenditures made with proceeds of Permitted Purchase Money Indebtedness) in any fiscal year in excess of $1,000,000.

     (c) Covenant levels with respect to EBITDA and capital expenditures for periods beyond those set forth in the foregoing subsections (a) and (b) will be set at a later date and based upon the applicable Business Plans approved by Lender. Borrower shall submit each such Business Plan in accordance with Section 6.3(c). If Borrower fails to deliver an updated Business Plan satisfactory to Lender in its Permitted Discretion or if Borrower and Lender are unable to mutually agree upon covenant levels with respect to EBITDA and capital expenditures by October 15 of any fiscal year, the minimum Excess Availability at all times thereafter shall be no less than $1,500,000."

     (d) 2006 Business Plan. Borrower has delivered to Lender a business plan and set of Projections for its fiscal quarter ending [October 31, 2006], a copy of which is attached hereto as Exhibit A (the "2006 Business Plan"). For the period from the date that this Second Amendment is effective through [October 31, 2006], the term "Business Plan" shall mean the 2006 Business Plan for all purposes of the Loan Agreement (as amended hereby).

     2. Lender's Rights. Lender expressly reserves the full extent of its rights under the Loan Agreement, the other Loan Documents and applicable law with respect to any Default or Event of Default existing on the date hereof.

     3. Conditions Precedent to Second Amendment. The satisfaction of each of the following, unless waived or deferred by Lender in its Permitted Discretion constitute conditions precedent to the effectiveness of this Second Amendment:

     (a) Lender shall have received this Second Amendment, duly executed by Borrower;

     (b) the representations and warranties in this Second Amendment, the Loan Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (c) no Default or Event of Default shall have occurred and be continuing on the date hereof, and no Default or Event of Default shall result from the consummation of the transactions contemplated herein;

     (d) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any court or other governmental authority against Borrower or Lender; and

     (e) Lender shall have received payment in full of its out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred in connection with the Loan Agreement and this Second Amendment.

     4. Representations and Warranties. Borrower hereby represents and warrants to the Lender that:

     (a) the execution, delivery, and performance of this Second Amendment, the Loan Agreement and the other Loan Documents (i) are within Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any approval or consent of any Person under any contractual obligation of the Borrower and (iv) do not contravene (A) any law, rule, or regulation, or any order, judgment, decree, writ or injunction, or award of any arbitrator, court, or Governmental Authority, (B) the terms of its charter, bylaws or other operative or formative documents or (C) any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

     (b) this Second Amendment has been duly executed and delivered by Borrower;

     (c) this Second Amendment and the Loan Agreement and the other Loan Documents, each as previously amended and as amended hereby, constitute Borrower's legal, valid, and binding obligations, enforceable against Borrower in accordance with their respective terms;

     (d) Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and each of the other Loan Documents, each as previously amended and as amended hereby, on its part to be observed or performed on or prior to the date hereof; and

     (e) no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

     5. Reaffirmation. Borrower further reaffirms all of its obligations under the Loan Agreement and the other Loan Documents, each as previously amended and as amended hereby.

     6. Effect on Loan Agreement. Except as expressly provided herein, the execution, delivery, and performance of this Second Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Lender under the Loan Agreement or any other Loan Document. Except to the extent expressly amended hereby, the Loan Agreement and all other Loan Documents shall be unaffected hereby, shall continue in full force and effect, are hereby in all respects ratified and confirmed, and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Lender.

     7. No Novation; Entire Agreement. This Second Amendment evidences solely the amendment of certain terms and provisions of Borrower's obligations under the Loan Agreement expressly set forth herein and is not a novation or discharge thereof. There are no other understandings, express or implied, between Lender and Borrower regarding the subject matter hereof.

     8. Choice of Law. The validity of this Second Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to conflicts of laws principles.

     9. Definitions and Construction.

     (a) Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement, as amended hereby.

     (b) Upon and after the effectiveness of this Second Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

     10. Counterparts; Telefacsimile Execution. This Second Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Second Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Second Amendment. Any party delivering an executed counterpart of this Second Amendment by facsimile also shall deliver a manually executed counterpart of this Second Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Second Amendment.

                    [Signatures appear on thefollowing page.]

                                 SIGNATURE PAGE


     IN WITNESS WHEREOF, Borrower and Lender caused this Second Amendment to be executed as of the date first above written.

                                BORROWER:

                                HARVEY ELECTRONICS, INC.


                                By:/s/ Joseph J. Calabrese
                                   Name:  Joseph J. Calabrese
                                   Title: Executive Vice President and
                                          Chief Financial Officer


                               LENDER:

                               WEBSTER BUSINESS CREDIT CORPORATION


                               By:/s/_____________________________
                                  Name:________________________
                                  Title:_________________________

                                    EXHIBIT A

                               2006 Business Plan